UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        February 1, 2005
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K, including in Exhibits 99.1 and 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02.  Results of Operations and Financial Condition.

       On February 1, 2005, we issued a news release announcing our preliminary earnings for the fourth quarter and the year ended December 31, 2004 and containing other information set forth therein. A copy of the news release is furnished with this report as Exhibit 99.1 and shall be deemed a part of and incorporated by reference into this Item 2.02 for all purposes.

       On February 1, 2005, we distributed for reference during our quarterly earnings call held on February 1, 2005 a summary of the significant variances in adjusted after-tax earnings by business segment between the fourth quarter of 2004 and the third quarter of 2004. A copy of this summary is furnished with this report as Exhibit 99.2 and shall be deemed a part of and incorporated by reference into this Item 2.02 for all purposes.

Item 7.01.  Regulation FD Disclosure.

       On February 1, 2005, we issued a news release announcing our preliminary proved natural gas and crude oil reserves estimate of 1.754 billion barrels-of-oil equivalent ("BOE") at year-end 2004, which compares with 1.759 billion BOE a year earlier. For the year 2004, we added 150 million BOE to our proved reserves through discoveries and extensions, net purchases and sales, and performance, price and other revisions. We produced 155 million BOE in 2004.

       We added 199 million BOE from discoveries and extensions. We also made 39 million BOE in negative price revisions attributable to changes in crude oil prices for proved reserves held under production-sharing contracts ("PSCs"). Other price revisions accounted for a 14 million BOE increase in our North American proved reserves. Purchases and sales amounted to a net reduction of 12 million BOE. All other revisions totaled a negative 12 million BOE.

       The discoveries and extensions were primarily from the sanctioning of the Bibiyana development in Bangladesh and the Phase III development by the Azerbaijan International Operating Company ("AIOC") in the Caspian Sea and additional proved reserves of our Unocal Thailand, Pure Resources and Northrock operations.

       In 2004, approximately 135 million BOE were promoted from proved undeveloped to the proved developed category. Under foreign PSC arrangements in Indonesia, Myanmar, AIOC, Bangladesh, and the Democratic Republic of the Congo, net entitlement reserves to us, as contractor, increase as oil and/or gas prices decline and decrease when they rise. Benchmark crude oil prices rose from $32.55 per barrel at year-end 2003 to $43.46 per barrel at the end of 2004. The price increase resulted in approximately 39 million BOE negative revisions in our proved reserves under PSCs because fewer equivalent barrels are required to be reimbursed for our costs. The higher prices resulted in 14 million BOE of positive revisions in non-PSC countries because our estimates of commercially recoverable resources increased under those economic conditions.

                  Unocal preliminary estimated proved reserves
                      of crude oil and natural gas (MMBOE)
                  --------------------------------------------
        As of December 31, 2003(a)                                   1,759
        Discoveries and extensions                                     199
        Revisions
        -- PSC price-related                                           (39)
        -- Other price-related                                          14
        -- All other revisions                                         (12)
        Purchases & sales (net)                                        (12)
        Total 2004 changes                                             150
        Production                                                    (155)
        As of December 31, 2004(a)                                   1,754

(a) Includes proportional shares of reserves of investees accounted for by the equity method of 9 MMBOE and zero at December 31, 2003 and 2004, respectively.

Forward-Looking Statements

This filing contains forward-looking statements about matters such as estimates of proved oil and gas reserves recoverable in future years. Although these statements are based upon Unocal's current expectations and beliefs, they are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those described in, or implied by, the forward-looking statements, including volatility in commodity prices; Unocal's ability to develop and produce deepwater and other projects in a timely and cost-effective manner; the accuracy of Unocal's estimates and judgments regarding hydrocarbon resources and formations and reservoir performance; operational risks inherent in the exploration, development and production of oil and gas; the impact of environmental laws, permitting and licensing requirements and other regulations; international and domestic political and economic factors; and other factors discussed in Unocal's 2003 Annual Report on Form 10-K, as amended, and subsequent reports filed by Unocal with the U.S. Securities and Exchange Commission (SEC). Copies of Unocal's SEC filings are available from Unocal by calling 800-252-2233 or from the SEC by calling 800-SEC-0330. The reports are also available on the Unocal web site, www.unocal.com. Unocal undertakes no obligation to update the forward-looking statements in this news release to reflect future events or circumstances. All such statements are expressly qualified by this cautionary statement, which is provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated February 1, 2005 entitled, "Unocal reports 4Q 2004 net earnings up 49%".

          99.2 Summary of Significant Variances dated February 1, 2005.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 UNOCAL CORPORATION
                                                    (Registrant)




Date:  February 1, 2005                     By:  /s/Joe D. Cecil
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                                                 Joe D. Cecil
                                                 Vice President and Comptroller

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